Exhibit 10.2

AMENDMENT NO. 1
TO ASSET PURCHASE AGREEMENT

This Amendment No. 1 to Asset Purchase Agreement (the “Amendment”), dated April 15, 2025, is entered into by and among CleanCore Global Limited (“Buyer”), Sanzonate Europe Ltd., an Irish incorporated company (“Seller”), and Sanzonate Global Inc., the majority stockholder of the Seller (the “Stockholder,” and collectively with the Buyer and the Seller, the “Parties”).

RECITALS

A. The Buyer and the Seller previously entered into an Asset Purchase Agreement, dated as of February 21, 2025 (the “Agreement”).

B. The Parties discovered a typographical error in the Agreement, whereby the Seller’s name was incorrectly listed as “Sanzonate Europe Inc.” rather than “Sanzonate Europe Ltd.” and the Parties desire to correct the Seller’s name as reflected in the Agreement.

C. Pursuant to Section 8.8 of the Agreement, the Agreement may be amended by an instrument in writing signed on behalf of the Parties.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual promises herein contained, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

1. Amendments. The Agreement is hereby amended as follows:

a.	The definition of the term “Seller” is hereby amended to mean “Sanzonate Europe Ltd.,” and all references in the Agreement to “Seller” or to “Sanzonate Europe Inc.,” including the signature page of the Agreement, shall mean “Sanzonate Europe Ltd.”

b.	Section 1.4(b)(i) is hereby deleted in its entirety and replaced as follows:

“Cash Payment at Closing. At the Closing, the Buyer shall pay to the Seller Four Hundred Twenty-Five Thousand Dollars ($425,000) in immediately available funds (the “Cash Portion”).”

c.	Section 1.4(b)(ii) is hereby deleted in its entirety and replaced as follows:

“Seller Note. A mutually agreeable unsecured subordinated promissory note (the “Seller Note”) in the principal amount of Eight Hundred, Thousand Dollars ($800,000) bearing simple interest at an annual rate of 10%. The interest shall be paid on a quarterly basis, and the principal amount shall be paid on the maturity date of the Seller Note, which shall mature on the second anniversary of the Closing Date.”

d.	Section 1.5 is hereby deleted in its entirety and replaced as follows:

“Apportionment of Purchase Price. The total purchase consideration payable by the Buyer for the purchase of the Purchased Assets shall be apportioned as follows:

Accounts Receivable	$258,000
Inventory	$400,000
Intangibles (Customer Lists, Logos, Trade Names, etc)	$567,000	”

2. Effect of Amendment. Except as expressly provided in this Amendment, all of the terms and provisions of the Agreement are and shall continue in full force and effect. On and after the date hereof, each reference in the Agreement to “this Agreement,” “the Agreement,” “hereunder,” “hereof,” “herein” or words of like import, and each reference to the Asset Purchase Agreement in any other agreements, documents, or instruments executed and delivered pursuant to, or in connection with, the Agreement, will mean and be a reference to the Agreement as amended by this Amendment.

3. Counterparts. This Amendment may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via electric means or by electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

4. Governing Law; Venue and Jurisdiction. This Amendment shall be governed in all respects, including validity, interpretation and effect, by the internal laws of the State of Nevada without regard to conflict of law principles thereof. Any dispute shall be resolved in the state or federal courts located in the State of Nevada. The provisions of this Section 4 shall survive the entry of any judgment, and will not merge, or be deemed to have merged, into any judgment.

[Signature Page Follows]

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the date first written above.

BUYER:		SELLER:

CLEANCORE GLOBAL LIMITED		SANZONATE EUROPE LTD.

By:	/s/ Clayton Adams	By:	/s/ Kenneth Klein
Name:	Clayton Adams	Name:	Kenneth Klein
Title:	Director	Title:	President

STOCKHOLDER:

SANZONATE GLOBAL, INC.

By:	/s/ Kenneth Klein
Name:	Kenneth Klein
Title:	President

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